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                                                                 Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our report dated February 11, 1997, on our audit of the financial statements and the financial statement schedules of Newfield Exploration Company. We also consent to the reference to our firm under the caption "Experts."


                                               /s/ Coopers & Lybrand L.L.P.

                                                   COOPERS & LYBRAND L.L.P.

Houston, Texas
November 5, 1997